Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ante4, Inc. does hereby certify that:

(a)     the Annual Report on Form 10-K of ante4, Inc. for the fiscal year ended January 3, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ante4, Inc.

Dated: April 2, 2010	By:	/s/ Steven Lipscomb
Steven Lipscomb, President, Chief Executive Officer and Secretary (Principal Executive Officer)

Dated: April 2, 2010	By:	/s/ John Simonelli
John Simonelli, Interim Chief Financial Officer
(Principal Financial and Accounting Officer)